Variable Annuity Account C

ING Life Insurance and Annuity Company

Opportunity Plus Multiple Option Group Variable Annuity Contracts
State University of New York Defined Contribution Retirement Plan

Supplement dated November 10, 2003

The information in this Supplement updates and amends certain information contained in the Prospectuses dated May 1, 2003. You should read this Supplement along with the applicable Prospectus.
The following amends "Appendix III - Fund Descriptions" in the Prospectus:
Effective August 1, 2003, ING Aeltus Investment Management, Inc. has been appointed as the subadviser for ING VP Natural Resources Trust.
Effective August 4, 2003, Geode Capital Management, LLC has been appointed as the subadviser for Fidelity® VIP Index 500 Portfolio.

X.EDPN-03A	November 2003